                                                                     Exhibit 1.1


                              INFOCURE CORPORATION

                                  COMMON STOCK

                               _________________

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                              ____________, 1999

THE ROBINSON-HUMPHREY COMPANY, LLC
SG COWEN SECURITIES CORPORATION
SANDERS MORRIS MUNDY, INC.
  As Representatives of the Several
  Underwriters named in Schedule I hereto, c/o The Robinson-Humphrey Company, LLC
3333 Peachtree Road, N.E.
Atlanta, Georgia 30326

Dear Sirs:

     InfoCure Corporation, a Delaware corporation (the "Company"), and the selling stockholders named in Schedule II hereto (each a "Selling Stockholder" and together the "Selling Stockholders"), hereby confirm their agreement with the several underwriters named in Schedule I hereto (the "Underwriters"), for whom you have been duly authorized to act as representatives (in such capacities, the "Representatives"), as set forth below. If you are the only Underwriters, all references herein to the Representatives shall be deemed to be to the Underwriters.

     Subject to the terms and conditions herein contained, the Company and the Selling Stockholders propose to sell to the several Underwriters an aggregate of ________ shares (the "Firm Shares") of the Company's Common Stock, par value $0.001 per share ("Common Stock") of which 3,000,000 shares will be issued and sold by the Company (the "Company's Firm Shares") and _________ shares will be sold by the Selling Stockholders (the "Selling Stockholders' Firm Shares"). Of the Selling Stockholders' Firm Shares, each Selling Stockholder will sell the number of shares listed opposite its name on Schedule II hereto. The Company also proposes to issue and sell to the several Underwriters not more than _________ additional shares of Common Stock if requested by the Underwriters as provided in Section 2 of this Agreement. Any and all shares of Common Stock to be purchased by the Underwriters pursuant to such option are referred to herein as the "Option Shares," and the Firm Shares and any Option Shares are collectively referred to herein as the "Shares."

     1. Representations and Warranties of the Company and the Selling Stockholders.

          (a) The Company represents and warrants to, and agrees with, each of the Underwriters that:

               (i) A registration statement on Form S-3 (File No. 333-71109) with respect to the Shares, including a prospectus subject to completion, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and one or more amendments to such registration statement may have been so filed. The Company meets the requirements for use of Form S-3 under the Act. After the execution of this Agreement, the Company will file with the Commission either
          (i) if such registration statement, as it may have been amended, has become effective under the Act and information has been omitted therefrom in accordance with Rule 430A under the Act, either (A) if the Company relies on Rule 434 under the Act, a term sheet relating to the shares that shall identify the preliminary prospectus that it supplements containing such information as is required or permitted by Rules 434, 430A and 424(b) under the Act or (B) if the Company does not rely on Rule 434 under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement) with such changes or insertions as are required by Rule 430A or permitted by Rule 424(b) under the Act and as have been provided to and approved by the Representatives, or (ii) if such registration statement, as it may have been amended, has not become effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been provided to and approved by the Representatives prior to the execution of this Agreement. The Company may also file a related registration statement with the Commission pursuant to Rule 462(b) under the Act for the purpose of registering certain additional shares of Common Stock, which registration statement will be effective upon filing with the Commission. As used in this Agreement, the term "Original Registration Statement" means the registration statement initially filed relating to the Shares, as amended at the time when it was or is declared effective, including all financial statement schedules and exhibits thereto, all documents incorporated by reference therein filed under the Securities Exchange Act of 1934 (the "Exchange Act") and any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term "Rule 462(b) Registration Statement" means any registration statement filed with the Commission pursuant to Rule 462(b) under the Act (including the Original Registration Statement and any Preliminary Prospectus (as hereinafter defined) or Prospectus incorporated therein at the time such Original Registration Statement becomes effective); the term "Registration Statement" includes both the Original Registration Statement and any Rule 462(b) Registration Statement;
          the term "Preliminary Prospectus" means each prospectus subject to completion included in such registration statement or any

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

          amendment or post-effective amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement at the time it was or is declared effective and including all documents incorporated therein by reference filed under the Exchange Act); the term "Prospectus" means (A) if the Company relies on Rule 434 of the Act, the Term Sheet (as hereinafter defined) relating to the Shares that is first filed pursuant to Rule 424(b)(7) of the Act, together with the Preliminary Prospectus identified therein that such Term Sheet supplements; (B) if the Company does not rely on Rule 434 of the Act, the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act or (C) if no prospectus is required to be so filed, such term means the prospectus included in the Registration Statement at the effective time of such Registration Statement, including in the case of Classes (A), (B) and
          (C) of this sentence all documents incorporated therein by reference filed under the Exchange Act; and the term "Term Sheet" means any term sheet that satisfies the requirements of Rule 434 of the Act. Any reference to the "date" of a Prospectus that includes a Term Sheet shall mean the date of such Term Sheet. For purposes of the following representations and warranties, to the extent reference is made to the Prospectus and at the relevant time the Prospectus is not yet in existence, such reference shall be deemed to be to the most recent Preliminary Prospectus.

               (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued and no proceeding for that purpose has been instituted or threatened by the Commission or the securities authority of any state or other jurisdiction. If the Registration Statement has become effective under the Act, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted or threatened or, to the best knowledge of the Company, contemplated by the Commission or the securities authority of any state or other jurisdiction.

               (iii) When any Preliminary Prospectus was filed with the Commission it (i) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder and (ii) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, and at each Time of Delivery (as hereinafter defined), it (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When (A) the Prospectus or any amendment or supplement thereto is filed with the Commission pursuant to Rule

          424(b) (or, if the Prospectus or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) or (B) any Term Sheet which is a part of the Prospectus is filed with the Commission pursuant to Rule 434, and at each Time of Delivery, the Prospectus, as amended or supplemented at any such time, (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (iii) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto, the Prospectus or any amendment or supplement thereto, or any Term Sheet in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you specifically for use therein.

               (iv) Since January 1, 1998, the Company has timely filed all documents required to be filed by it under the Act and the Exchange Act.

               (v) If the Company has elected to rely on Rule 462(b) and the Rule 462(b) Registration Statement has not been declared effective (i) the Company has filed a Rule 462(b) Registration Statement in compliance with and that is effective upon filing pursuant to Rule 462(b) and has received confirmation of its receipt; and (ii) the Company has given irrevocable instructions for transmission of the applicable filing fee in connection with the filing of the Rule 462(b) Registration Statement, in compliance with Rule 111 promulgated under the Act, or the Commission has received payment of such filing fee.

               (vi) The descriptions in the Registration Statement and the Prospectus of statutes, legal and governmental proceedings or contracts and other documents are accurate and fairly present the information required to be shown; and there are no statutes or legal or governmental proceedings required to be described in the Registration Statement or the Prospectus that are not described as required and no contracts or documents of a character that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described and filed as required.

               (vii) The Company and each of its subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has full power and authority (corporate and other) to own or lease its properties and conduct its business as described in the Prospectus. The

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          Company has full power and authority (corporate and other) to enter into this Agreement and to perform its obligations hereunder. The Company and each of its subsidiaries is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except where the failure to so qualify would not have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries, taken as a whole.

               (viii) The Company's authorized, issued and outstanding capitalization is as disclosed in the Prospectus. All of the issued shares of capital stock of the Company (including the Selling Stockholders' Firm Shares) have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description of the capital stock contained in the Prospectus. Other than with respect to InfoCure Systems, Inc. and Thoroughbred Acquisition, Inc., the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association. None of the issued shares of capital stock of the Company or its predecessors or any of its subsidiaries has been issued or is owned or held in violation of any preemptive rights of shareholders, and no person or entity (including any holder of outstanding shares of capital stock of the Company or its subsidiaries) has any preemptive or other rights to subscribe for any of the Shares.

               (ix) The issued shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and except as set forth in the Prospectus, or if the Prospectus is not in existence the most recent Preliminary Prospectus, are owned beneficially by the Company free and clear of any security interests, liens, encumbrances, equities or claims other than the security interests under the Line of Credit (as defined in the Prospectus).

               (x) The Shares to be issued and sold by the Company to the Underwriters hereunder have been duly authorized and, when issued and delivered against payment therefore as provided herein, will be validly issued and fully paid and nonassessable and will conform to the description of the Common Stock contained in the Prospectus; the certificates evidencing the Shares will comply with all applicable requirements of Delaware law; and none of the Shares will be issued or sold in violation of any preemptive rights of shareholders.

               (xi) Except with respect to the Company's initial public offering in July 1997, all offers and sales of Company's capital stock prior to the date hereof were exempt from the registration requirements of the Act by reason of Sections 3(b), 4(2) or 4(6) thereof and were or will have been the subject of an available exemption from the registration requirements of the applicable state securities or blue sky laws.

               (xii) Except as disclosed in the Prospectus, there are no outstanding (i) securities or obligations of the Company, its predecessors or any of its subsidiaries convertible into or exchangeable for any capital stock of the Company, its predecessors or its subsidiaries, (ii) warrants, rights or options to subscribe for or purchase from the Company, its predecessors or any of its subsidiaries any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company, its predecessors or any of its successors to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

               (xiii) Since the date of the most recent audited financial statements included in the Prospectus, none of the Company or any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as disclosed in or contemplated by the Prospectus; and since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) none of the Company or any of its subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, that are material to the Company and its subsidiaries, (ii) the Company has not purchased any of its outstanding capital stock or declared, paid or otherwise made any dividend or distribution of any kind on its capital stock, (iii) there has not been any material change in the capital stock, long-term debt or short-term debt of the Company or any of its subsidiaries, and (iv) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the financial position, results of operations or business of the Company and its subsidiaries, in each case other than as disclosed in or contemplated by the Prospectus.

               (xiv) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement (or any such right has been effectively waived) or any securities being registered pursuant to any other registration statement filed by the Company under the Act.

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

               (xv) Neither the Company nor any of its subsidiaries is, or with the giving of notice or passage of time or both would be, in violation of its Articles of Incorporation or Bylaws or in default under any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or to which any of their respective properties or assets are subject.

               (xvi) The issue and sale of the Shares, the performance of this Agreement and the consummation of the transactions herein contemplated will not conflict with, or (with or without the giving of notice or the passage of time or both) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or to which any of their respective properties or assets is subject, nor will such action conflict with or violate any provision of the Articles of Incorporation or Bylaws of the Company or any of its subsidiaries or any statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets. No consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body is required for the issue and sale of the Shares, the consummation of the transactions contemplated by this Agreement, except the registration of the Shares under the Act (which, if the Registration Statement is not effective as of the time of execution hereof, shall be obtained as provided in this Agreement) and such as may be required under state securities or blue sky laws in connection with the offer, sale and distribution of the Shares by the Underwriters.

               (xvii) Each of the Company and its subsidiaries has good and marketable title in fee simple to all real property, if any, and good title to all personal property owned by it, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in the Prospectus or such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company or such subsidiary; and any real property and buildings held under lease by the Company or any of its subsidiaries are held under valid, subsisting and enforceable leases, with such exceptions as are disclosed in the Prospectus or are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such subsidiary.

               (xviii) Other than as disclosed in the Prospectus, there is no litigation, arbitration, claim, proceeding (formal or informal) or investigation pending or, to the knowledge of the Company, threatened (or any basis therefor) in which the Company or any of its subsidiaries is a party or of which any of their respective properties or assets are the subject which, if determined adversely to the Company or any such Subsidiary, would individually or in the aggregate have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries. Neither the Company nor any of its subsidiaries is in violation of, or in default with respect to, any statute, rule, regulation, order, judgment or decree, except as described in the Prospectus or such as do not and will not individually or in the aggregate have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries, and neither the Company nor any of its subsidiaries is required to take any action in order to avoid any such violation or default.

               (xix) BDO Seidman, LLP, who has certified certain financial statements of the Company and its subsidiaries, and Deloitte & Touche, LLP, who has certified certain financial statements of The Healthcare Systems Division of the Reynolds and Reynold Company, respectively, are each, and were each during the periods covered by their reports included in the Registration Statement and the Prospectus, independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

               (xx) The consolidated financial statements and schedules (including the related notes) of the Company and its subsidiaries included in the Registration Statement, the Prospectus or any Preliminary Prospectus were prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved and fairly present the financial position and results of operations of the Company and its subsidiaries, on a consolidated basis, at the dates and for the periods presented. The selected financial data set forth under the caption "Selected Historical Consolidated Financial Data" in the Prospectus fairly present, on the basis stated in the Prospectus, the information included therein. The unaudited pro forma combined financial statements included in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the rules and regulations of the Commission thereunder and management of the Company believes (A) the assumptions underlying the pro forma adjustments are reasonable, (B) that such adjustments have been properly applied to the historical amounts in the compilation of such statements and (C) that such statements fairly present, with respect to the Company and its consolidated subsidiaries, the unaudited pro forma combined financial position and results of operations and the other information purported to be shown therein at the respective dates or for the respective periods therein specified. The financial statements and schedules (including the related notes) of the Company and each of the Company's subsidiaries and predecessors incorporated by reference into the Registration Statement, were prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved and fairly present the financial position and results of operations of such subsidiaries and predecessors at the dates and for the periods presented.

               (xxi) This Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles.

               (xxii) Neither the Company nor any of its officers, directors or affiliates has (i) taken, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Shares or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

               (xxiii) The Company has not distributed and prior to the later of (A) the Time of Delivery and (B) the completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of Shares other than the Registration Statement or any amendment thereto, any Preliminary Prospectus or any amendment or supplement thereto, or other materials, if any, permitted by the Act.

               (xxiv) No labor dispute with employees of the Company or any of its subsidiaries exists or is threatened or imminent that could result in an adverse change in the condition (financial or otherwise), business prospectus, net worth or respects of operations of the Company and its subsidiaries, taken as a whole.

               (xxv) The Company has obtained for the benefit of the Company and the Underwriters from each of its directors and officers and from the stockholders of the Company listed on Schedule II hereto a written agreement that, for a period of 90 days from the date of the Prospectus (except with respect to certain Selling Stockholders who own 124,342 shares in the aggregate for which the period is 30 days from the date of the Prospectus), such director, officer or stockholder will not, without your prior written consent, offer, pledge, sell, contract to sell, grant any option for the sale of, or otherwise dispose of (or announce any offer, pledge, sale, grant of an option to purchase or other disposition), directly or indirectly, any shares of Common Stock or securities convertible into, or exercisable or exchangeable for, shares of Common Stock.

               (xxvi) Neither the Company, any of its subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any such subsidiary has, directly or indirectly: used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

               (xxvii) The operations of the Company and its subsidiaries with respect to any real property currently leased or owned or by any means controlled by the Company or any of its subsidiaries (the "Real Property") are in compliance with all federal, state, and local laws, ordinances, rules, and regulations relating to occupational health and safety and the environment (collectively, "Laws"); the Company and its subsidiaries have all licenses, permits and authorizations necessary to operate under all Laws and are in compliance with all terms and conditions of such licenses, permits and authorizations; none of the Company or any of its subsidiaries has authorized, conducted or has knowledge of the generation, transportation, storage, use, treatment, disposal or release of any hazardous substance, hazardous waste, hazardous material, hazardous constituent, toxic substance, pollutant, contaminant, petroleum product, natural gas, liquefied gas or synthetic gas defined or regulated under any environmental law on, in or under any Real Property; and there is no pending or threatened claim, litigation or any administrative agency proceeding, nor has the Company or any of its subsidiaries received any written or oral notice from any governmental entity or third party, that: (i) alleges a violation of any Laws by the Company or any of its subsidiaries; (ii) alleges the Company or any of its subsidiaries is a liable party under the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. (S) 9601 et seq. or any state superfund law; (iii)
                                  -------
          alleges possible contamination of the environment by the Company or any of its subsidiaries; or (iv) alleges possible contamination of the Real Property.

               (xxviii) The Company and its subsidiaries own or have the right to use all patents, patent applications, trademarks, trademark applications, tradenames, service marks, copyrights, franchises, trade secrets, proprietary or other confidential information and intangible properties and assets (collectively, "Intangibles") necessary to their respective businesses as presently conducted or as the Prospectus indicates the Company or such subsidiary proposes to conduct; none of the Company or any of its subsidiaries has infringed or is infringing, and none of the Company or any of its subsidiaries has received notice of infringement with respect to, asserted Intangibles of others; and, there is no infringement by others of Intangibles of the Company or any of its subsidiaries. There is no right under any Intangible necessary to the business of the Company or any of its subsidiaries as presently convicted that the Company or any such subsidiary does not have.

               (xxix) Each of the Company and its subsidiaries has taken all reasonable and prudent security measures to protect the ownership, secrecy, confidentiality and value of all of its Intangibles.

               (xxx) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; and none of the Company or any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a comparable cost, except as disclosed in the Prospectus.

               (xxxi) Each of the Company and its subsidiaries makes and keeps accurate books and records reflecting its assets and maintains internal accounting controls which provide reasonable assurance that
          (i) transactions are executed in accordance with management's authorization, (ii) transactions are recorded as necessary to permit preparation of the Company's and each of its subsidiaries' consolidated financial statements in accordance with generally accepted accounting principles and to maintain accountability for the assets of the Company and each of its subsidiaries, (iii) access to the assets of the Company and each of its subsidiaries is permitted only in accordance with management's authorization, and (iv) the recorded accountability for assets of the Company and each of its subsidiaries is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (xxxii) Each of the Company and its subsidiaries has filed all foreign, federal, state and local tax returns that are required to be filed by it and have paid all taxes shown as due on such returns as well as all other taxes, assessments and governmental charges that are due and payable; and no deficiency with respect to any such return has been assessed or proposed.

               (xxxiii)   The Company is not, will not become as a result of the
          transactions contemplated hereby, and does not intend to conduct its business in a manner that would cause it to become, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940.

               (xxxiv) The Line of Credit has been duly authorized, executed and delivered by the Company and each of its subsidiaries which is a party thereto, and constitutes the valid and binding agreement of the Company and each such subsidiary enforceable against the Company and each such subsidiary in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles.

          (b) Each Selling Stockholder severally represents and warrants to, and agrees with, each of the several Underwriters that:

               (i) Such Selling Stockholder has full power (partnership, trust and other) to enter into this Agreement and to sell, assign, transfer and deliver to the Underwriters the Shares to be sold by such Selling Stockholder hereunder in accordance with the terms of this Agreement; the execution and delivery of this Agreement have been duly authorized by all necessary actions of such Selling Stockholder (partnership, trust or other, as applicable); and this Agreement has been duly executed and delivered by such Selling Stockholder.

               (ii) Such Selling Stockholder has duly executed and delivered a power of attorney and custody agreement (with respect to such Selling Stockholder, the "Power of Attorney" and the "Custody Agreement," respectively), each in the form heretofore delivered to the Representatives, appointing _______________ as such Selling Stockholder's attorney-in-fact (the "Attorney-in-Fact") with authority to execute, deliver and perform this Agreement on behalf of such Selling Stockholder and appointing ____________________________, as custodian thereunder (the "Custodian"). Certificates in negotiable form, endorsed in blank or accompanied by blank stock powers duly executed, with signatures appropriately guaranteed, representing the Shares to be sold by such Selling Stockholder hereunder have been deposited with the Custodian pursuant to the Custody Agreement for the purpose of delivery pursuant to this Agreement. Such Selling Stockholder has full power (partnership, trust or other, as applicable) to enter into the Custody Agreement and the Power of Attorney and to perform his obligations under the Custody Agreement. The Custody Agreement and the Power of Attorney have been duly executed and delivered by such Selling Stockholder and, assuming due authorization, execution and delivery by the Custodian, are the legal, valid, binding and enforceable instruments of such Selling Stockholder. Such Selling Stockholder agrees that each of the Shares represented by the certificates, on deposit with the Custodian is subject to the interests of the Underwriters hereunder, that the arrangements made for such custody, the appointment of the Attorney-in-Fact and the right, power and authority of the Attorney-in-Fact to execute and deliver this Agreement, to agree on the price at which the Shares (including such Selling Stockholder's Shares) are to be sold to the Underwriters, and to carry out the terms of this Agreement, are to that extent irrevocable and that the obligations of such Selling Stockholder hereunder shall not be terminated, except as provided in this Agreement or the Custody Agreement, by any act of such Selling Stockholder, by operation of law or otherwise, whether in the case of any individual Selling Stockholder by the death or incapacity of such Selling Stockholder, in the case of a trust or estate by the death of the trustee or trustees or the executor or executors or the termination of such trust or estate, or in the case of a partnership Selling Stockholder by its liquidation or dissolution or by the occurrence of any other event. If any individual Selling Stockholder, trustee or executor should die or become incapacitated or any such trust should be terminated, or if any corporate or partnership Selling Stockholder shall liquidate or dissolve, or if any other event should occur, before the delivery of such Shares hereunder, the certificates for such Shares deposited with the Custodian shall be delivered by the Custodian in accordance with the respective terms and conditions of this Agreement as if such death, incapacity, termination, liquidation or dissolution or other event had not occurred, regardless of whether or not the Custodian or the Attorney-in-Fact shall have received notice thereof.

               (iii) Such Selling Stockholder is the lawful owner of the Shares to be sold by such Selling Stockholder hereunder and upon sale and delivery of, and payment for, such Shares, as provided herein, such Selling Stockholder will convey good and valid title to such Shares, free and clear of any security interests, liens, encumbrances, equities, claims or other defects.

               (iv) Such Selling Stockholder has not, directly or indirectly,
          (A) taken any action designed to cause or result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (B) since the filing of the Registration Statement (I) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Shares or (II) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Shares by the Selling Stockholders under this Agreement).

               (v) Such Selling Stockholder has reviewed the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and the Registration Statement, and the information regarding such Selling Stockholder set forth under the caption "Principal and Selling Stockholders" is complete and accurate.

               (vi) The Selling Stockholders have not distributed and, prior to the later of (A) the Time of Delivery and (B) the completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any supplement or amendment thereto, or any materials, if any, permitted by the Act.

               (vii) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Internal Revenue Code of 1986, as amended, with respect to the transactions herein contemplated, such Selling Stockholder agrees to deliver to the Representatives prior to or on the Time of Delivery a properly completed and executed United States Treasury Department Form W-8 or W-9 (or other applicable form or statement specified by the Treasury Department regulations in lieu thereof).

               (viii) The sale by such Selling Stockholder of Shares pursuant hereto is not prompted by any adverse information concerning the Company that is not set forth in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                (ix) The sale of the Shares to the Underwriters by such Selling Stockholder pursuant to this Agreement, the compliance by such Selling Stockholder with the other provisions of this Agreement and the Custody Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as has been obtained, such as the registration under state securities or blue sky laws and, if the registration statement filed with respect to the Shares (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act and the Exchange Act, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under any indenture, mortgage, deed of trust, lease or other material agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or any of such Selling Stockholder's properties are bound, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to such Selling Stockholder.

     2.   Purchase and Sale of Shares.

               (a) Subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell and each of the Selling Stockholders, severally and not jointly, agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and the Selling Stockholders, at a purchase price of $_________ per share, the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto, and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares that such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of the Optional Shares that all of the Underwriters are entitled to purchase hereunder.

               (b) The Company hereby grants to the Underwriters the right to purchase at their election in whole or in part from time to time up to _______ Optional Shares, at the purchase price per share set forth in clause (a) in the paragraph above plus, if the purchase and sale of any Optional Shares takes place after the First Time of Delivery (as hereinafter defined) and after the Firm Shares are traded "ex-dividend," an amount equal to the dividends payable on such Optional Shares, for the sole purpose of covering over-allotments in the sale of Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from you to the Company, given from time to time within a period of 30 calendar days after the date of this Agreement (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading) and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice. In the event you elect to purchase all or a portion of the Optional Shares, the Company agrees to furnish or cause to be furnished to you the certificates, letters and opinions, and to satisfy all conditions, set forth in Section 7 hereof at each Subsequent Time of Delivery (as hereinafter defined).

               (c) The Company and the Selling Stockholders hereby acknowledge that the wire transfer by or on behalf of the Underwriters of the purchase price for any Shares does not constitute closing of a purchase and sale of the Shares. Only execution and delivery of a receipt for Shares by the Underwriters indicates completion of the closing of a purchase of the Shares from the Company and the Selling Stockholders. Furthermore, in the event that the Underwriters wire funds to the Company and the Selling Stockholders prior to the completion of the closing of a purchase of Shares, the Company and the Selling Stockholders hereby acknowledge that until the Underwriters execute and deliver a receipt for the Shares, by facsimile or otherwise, the Company and the Selling Stockholders will not be entitled to the wired funds and shall return the wired funds to the Underwriters as soon as practicable (by wire transfer of same-day funds) upon demand. In the event that the closing of a purchase of Shares is not completed and the wire funds are not returned by the Company and the Selling Stockholders to the Underwriters on the same day the wired funds were received by the Company and the Selling Stockholders, the Company and the Selling Stockholders, as the case may be, agree to pay to the Underwriters in respect of each day the wire funds are not returned by it, in same-day funds, interest on the amount of such wire funds in an amount representing the Underwriters' cost of financing as reasonably determined by The Robinson-Humphrey Company, LLC .

     3. Offering by the Underwriters. Upon the authorization by you of the release of the Shares, the several Underwriters propose to offer the Shares for sale upon the terms and conditions disclosed in the Prospectus.

     4. Delivery of Shares; Closing. Certificates in definitive form for the Shares to be purchased by each Underwriter hereunder, and in such denominations and registered in such names as The Robinson-Humphrey Company, LLC may request upon at least 48 hours prior notice to the Company shall be delivered by or on behalf of the Company to you for the account of such Underwriter, against payment by such Underwriter on its behalf of the purchase price therefor by wire transfer of immediately available funds to an account designated by the Company. The closing of the sale and purchase of the Shares shall be held at the offices of King & Spalding, 191 Peachtree Street, Atlanta, Georgia 30303, except that physical delivery of such certificates shall be made at the office of The Depository Trust Company, 55 Water Street, New York, New York 10041. The time and date of such delivery and payment shall be, with respect to the Firm Shares, at 10:00 a.m., Atlanta time, on the third full business day after the execution of this Agreement or at such other time and date as you and the Company may agree upon in writing, and, with respect to the Optional Shares, at 10:00 a.m., Atlanta time, on the date specified by you in the written notice given by you of the Underwriters' election to purchase all or part of such Optional Shares, or at such other time and date as you and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery," such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called a "Subsequent Time of Delivery," and each such time and date for delivery is herein called a "Time of Delivery." The Company will make such certificates available for checking and packaging at least 24 hours prior to each Time of Delivery at the office of The Depository Trust Company, 55 Water Street, New York, New York 10041 or at such other location in New York, New York specified by you in writing at least 48 hours prior to such Time of Delivery.

     5.   Covenants of the Company and the Selling Stockholders.

          (a) The Company covenants and agrees with each of the Underwriters:

               (i) The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto, to become effective as promptly as possible. If the Registration Statement has been declared effective prior to the execution and delivery of this Agreement, the Company will file either (A) the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by you, subparagraph (4)) of Rule 424(b) or (B) a Term Sheet with the Commission pursuant to and in accordance with Rule 434 not later than the earlier of (i) the second business day following the execution and delivery of this Agreement or (ii) the fifth business day after the date on which the Registration Statement is declared effective. The Company will advise you promptly of any such filing pursuant to Rule 424(b) or Rule 434.

               (ii) The Company will not file with the Commission the Prospectus or the amendment referred to in the second sentence of Section 1(a)(i) hereof, any amendment or supplement to the Prospectus, any Term Sheet, any amendment to the Registration Statement or any Rule 462(b) Registration Statement unless you have received a reasonable period of time to review any such proposed amendment or supplement and consented to the filing thereof and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective as promptly as possible. Upon the request of the Representatives or counsel for the Underwriters, the Company will promptly prepare and file with the Commission, in accordance with the rules and regulations of the Commission, any amendments to the Registration Statement or any amendments or supplements to the Prospectus or any Term Sheet that may be necessary or advisable in connection with the distribution of the Shares by the several Underwriters and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective as promptly as possible. If required, the Company will file any amendment or supplement to the Prospectus or any Term Sheet with the Commission in the manner and within the time period required by Rule 424(b) and Rule 434, as applicable, under the Act. The Company will advise the Representatives, promptly after receiving notice thereof, of the time when the Original Registration Statement or any amendment thereto or any Rule 462(b) Registration Statement has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will provide evidence to the Representatives of each such filing or effectiveness.

               (iii)The Company will advise you promptly after receiving notice or obtaining knowledge of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Original Registration Statement or any Rule 462(b) Registration Statement or any part thereof or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, (ii) the suspension of the qualification of the Shares for offer or sale in any jurisdiction or of the initiation or threatening of any proceeding for any such purpose, or (iii) any request made by the Commission or any securities authority of any other jurisdiction for amending the Original Registration Statement or any Rule 462(b) Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

               (iv) If the delivery of a prospectus relating to the Shares is required under the Act at any time prior to the expiration of nine months after the date of the Prospectus and if at such time any events have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or if for any reason it is necessary during such same period to amend or supplement the Prospectus to comply with the Act or the rules and regulations thereunder, the Company will promptly notify you and upon your request (but at the Company's expense) prepare and file with the Commission an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance and will furnish without charge to each Underwriter and to any dealer in securities as many copies of such amended or supplemented Prospectus as you may from time to time reasonably request. If the delivery of a prospectus relating to the Shares is required under the Act at any time nine months or more after the date of the Prospectus, upon your request but at the expense of such Underwriter, the Company will prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with
          Section 10(a)(3) of the Act. Neither your consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 7.

               (v) The Company promptly from time to time will take such action as you may reasonably request to qualify the Shares for offering and sale under the securities or blue sky laws of such jurisdictions as you may request and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

               (vi) The Company will promptly provide you, without charge, (i) four manually executed copies of the Original Registration Statement and any Rule 462(b) Registration Statement as originally filed with the Commission and of each amendment thereto, (ii) for each other Underwriter a conformed copy of the Original Registration Statement and any Rule 462(b) Registration Statement as originally filed and of each amendment thereto, without exhibits, and (iii) so long as a prospectus relating to the Shares is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as you may reasonably request.

               (vii) As soon as practicable, but in any event not later than the last day of the thirteenth month after the later of the effective date of the Original Registration Statement and any Rule 462(b) Registration Statement, the Company will make generally available to its security holders an earnings statement of the Company and its subsidiaries, if any, covering a period of at least 12 months beginning after the later of the effective date of the Original Registration Statement and any Rule 462(b) Registration Statement (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder.

               (viii) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus, the Company will not, without your prior written consent, offer, pledge, issue, sell, contract to sell, grant any option for the sale of, or otherwise dispose of (or announce any offer, pledge, sale, grant of an option to purchase or other disposition), directly or indirectly, any shares of Common Stock or securities convertible into, exercisable or exchangeable for, shares of Common Stock, except as provided in Section 2 and except for (i) the issuance of Common Stock to the stockholders of a company in connection with the acquisition of such company by the Company, provided that each such stockholder agrees not to offer, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, such shares of Common Stock for a period continuing to and including the date 90 days after the date of the Prospectus, without the prior written consent of the Underwriters, (ii) the grant and exercise of options pursuant to the Company's directors' option plan, American Medcare 1996 Stock Option Plan, InfoCure Corporation 1996 Stock Option Plan, InfoCure Corporation Employee Stock Purchase Plan and InfoCure Length-of-Service Nonqualified Stock Option Plan (each as described in the Prospectus) in effect at the First Time of Delivery, provided that such options are not exercisable prior to the date 90 days after the date of the Prospectus and (iii) the issuance of Common Stock pursuant to (x) the exercise of currently outstanding options and warrants described in the Prospectus, (y) the conversion of the Company's currently outstanding Series A Preferred Stock and (z) the terms of the notes outstanding in favor Finova Corporation issued in connection with the Company's credit facility and Commercial Computers, Inc., each as described in the Prospectus.

               (ix) During a period of five years from the later of the effective date of the Original Registration Statement or any Rule 462(b) Registration Statement, the Company will furnish to you and, upon request, to each of the other Underwriters, without charge, (i) copies of all reports or other communications (financial or other) furnished to shareholders, (ii) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange, and (iii) such additional information concerning the business and financial condition of the Company and its subsidiaries, if any, as you may reasonably request.

               (x) Neither the Company nor any of its officers, directors or affiliates will (i) take, directly or indirectly, prior to the termination of the underwriting syndicate contemplated by this Agreement, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares, (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of, the Shares or (iii) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

               (xi) The Company will apply the net proceeds from the offering in the manner set forth under "Use of Proceeds" in the Prospectus.

               (xii)The Company will cause the Shares to be listed on the National Association of Securities Dealers Automated Quotation National Market System ("The Nasdaq Stock Market"), subject to notice of issuance, at each Time of Delivery and for at least one year from the date hereof.

               (xiii) If at any time during the period beginning on the later of the effective date of the Original Registration Statement or any Rule 462(b) Registration Statement and ending on the later of (i) the date 30 days after such effective date and (ii) the date that is the earlier of (A) the date on which the Company first files with the Commission a Quarterly Report on Form 10-Q after such effective date and (B) the date on which the Company first issues a quarterly financial report to stockholders after such effective date, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your reasonable opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates an amendment of or supplement to the Prospectus), the Company will, after written notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

               (xiv) If the Company elects to rely upon Rule 462(b), the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 promulgated under the Act by the earlier of (i) 10:00 p.m., Washington, D.C. time, on the date of this Agreement and (ii) the time confirmations are sent or given, as specified by Rule 462(b)(2).

               (xv) All offers and sales of the Company's capital stock prior the date hereof were at all relevant times duly registered under the Act or exempt from the registration requirements of the Act by reason of Sections 3(b), 4(2) or 4(6) thereof and were duly registered or the subject of an available exemption from the registration requirements of the applicable state securities or blue sky laws.

          (b) Each Selling Stockholder covenants and agrees with each of the Underwriters that:

               (i)  Such Selling Stockholder will not, directly or indirectly,
          (A) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (B) (I) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Shares or (II) prior to the termination of the underwriting syndicate contemplated by this Agreement, pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Shares by the Selling Stockholder under this Agreement).

               (ii) Such Selling Stockholders will not, directly or indirectly, without the prior written consent of The Robinson-Humphrey Company, LLC, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any shares of Common Stock or any securities convertible into, or exchangeable or exercisable for, Common Stock or other stock of the Company, or any right to purchase or acquire Common Stock or other capital stock of the Company for a period of 90 days after the date hereof, except pursuant to this Agreement.

     6. Expenses. The Company covenants and agrees with the several Underwriters that they will pay or cause to be paid all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated pursuant to Section 10 hereof, including without limitation all costs and expenses incident to (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and, if applicable, filing of the Original Registration Statement (including all amendments thereto), any Rule 462(b) Registration Statement, any Preliminary Prospectus, the Prospectus and any amendments and supplements thereto, this Agreement; (ii) the delivery of copies of the foregoing documents to the Underwriters; (iii) the filing fees of the Commission and the National Association of Securities Dealers, Inc. relating to the Shares; (iv) the preparation, issuance and delivery to the Underwriters of any certificates evidencing the Shares, including transfer agent's and registrar's fees; (v) any listing of the securities on the Nasdaq Stock Market and (vi) any expenses for travel, lodging and meals incurred by the Company and any of its officers, directors and employees in connection with any meetings with prospective investors in the Shares. It is understood, however, that, except as provided in this Section, Section 8 and Section 10 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses relating to the offer and sale of the Shares.

     7. Conditions of the Underwriters' Obligations. The obligations of the Underwriters hereunder to purchase and pay for the Shares to be delivered at each Time of Delivery shall be subject, in their discretion, to the accuracy of the representations and warranties of the Company contained herein as of the date hereof and as of such Time of Delivery, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the

Company of its respective covenants and agreements hereunder, and to the following additional conditions precedent:

          (a) If the Original Registration Statement as amended to date has not become effective prior to the execution of this Agreement, such Original Registration Statement and, if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have been declared effective not later than the earlier of (i) 11:00 a.m., Atlanta time, on the date of this Agreement, and (ii) the time confirmations are sent or given as specified by Rule 462(b)(2), or, with respect to the Original Registration Statement such later date and/or time as shall have been consented to by you in writing. The Prospectus and any amendment or supplement thereto or a Term Sheet shall have been filed with the Commission pursuant to Rule 424(b) or Rule 434, as applicable, within the applicable time period prescribed for such filing and in accordance with
     Section 5(a) of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement, respectively, or any part thereof shall have been issued and no proceedings for that purpose shall have been instituted, threatened or, to the knowledge of the Company and the Representatives, contemplated by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction.

          (b) King & Spalding, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to the incorporation of the Company, the validity of the Shares being delivered at such Time of Delivery, the Registration Statement, the Prospectus, and other related matters as you may reasonably request, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (c) You shall have received an opinion, dated such Time of Delivery, of Morris, Manning & Martin, L.L.P., counsel for the Company in form and substance satisfactory to you and your counsel, to the effect that:

               (i) The Company and each of its subsidiaries have been duly incorporated, and are, based solely on a review of good standing certificates with respect to the Company and each of its subsidiaries dated within five business days of the Time of Delivery, validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation and have the corporate power and authority to own or lease their properties and conduct their business as described in the Registration Statement and the Prospectus. The Company has the corporate power and authority to enter into this Agreement and perform its obligations hereunder. The Company and each of its subsidiaries are duly qualified to transact business as a foreign corporation and are in good standing under the laws of each other jurisdiction in which they own or lease property, or conduct any business, so as to require such qualification, except where the failure to so qualify would not have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries.

               (ii) The Company's authorized, issued and outstanding capital stock is as disclosed in the Prospectus. All of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description of the Common Stock contained in the Prospectus. None of the issued shares of capital stock of the Company or its predecessors or any of its subsidiaries has been issued or is owned or held in violation of any preemptive rights of shareholders, and no person or entity (including any holder of outstanding shares of capital stock of the Company or its subsidiaries) has any preemptive or other rights to subscribe for any of the Shares.

               (iii) The issued shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued, and are fully paid and nonassessable and, except as otherwise set forth in the Prospectus, are owned beneficially by the Company free and clear of any perfected security interests, liens, encumbrances, equities or claims, except for the security interests under the Line of Credit.

               (iv) The Company's Firm Shares have been duly authorized and, when issued and delivered against payment therefor as provided herein, will be validly issued and fully paid and nonassessable and will conform to the description of the Common Stock contained in the Prospectus; the Selling Stockholders' Firm Shares have been duly authorized and are validly issued, fully paid and nonassessable and conform to the description of Common Stock contained in the Prospectus; the certificates evidencing the Shares comply with all applicable requirements of Delaware law; the Shares have been listed, subject to notice of issuance, on the Nasdaq Stock Market.

               (v) All offers and sales of the Company's capital stock prior to the date hereof were at all relevant times duly registered under the Act or exempt from the registration requirements of the Act by reason of Sections 3(b), 4(2) or 4(6) thereof and were duly registered or the subject of an available exemption from the registration requirements of the applicable state securities or blue sky laws.

               (vi) Except as disclosed in the Prospectus, to such counsel's knowledge, there are no outstanding (A) securities or obligations of the Company or any of its predecessor or subsidiaries convertible into or exchangeable for any capital stock of the Company or any such predecessor or subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or such predecessor or subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company or any such predecessor subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

               (vii) Except as disclosed in the Prospectus, to such counsel's knowledge, there are no contracts, agreements or understandings between the Company or any of its subsidiaries and any person granting such person the right to require the Company or any of its subsidiaries to file a registration statement under the Act with respect to any securities of the Company or any of its subsidiaries owned or to be owned by such person or to require the Company or any of its subsidiaries to include such securities in the securities registered pursuant to the Registration Statement (or any such right has been effectively waived) or in any securities being registered pursuant to any other registration statement filed by the Company or any of its subsidiaries under the Act.

               (viii) To such counsel's knowledge, neither the Company nor any of its subsidiaries is, or with the giving of notice or passage of time or both, would be, in violation of its Articles of Incorporation or Bylaws or in default under any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any such subsidiary is a party or to which any of their respective properties or assets is subject.

               (ix) The issue and sale of the Shares being issued at such Time of Delivery, the performance of this Agreement and the consummation of the transactions herein contemplated, will not conflict with, or (with or without the giving of notice or the passage of time or both) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or to which any of their respective properties or assets is subject, nor will such action conflict with or violate any provision of the Articles of Incorporation or Bylaws of the Company or any of its subsidiaries or any statute, rule or regulation or, to such counsel's knowledge, any order, judgment or decree of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets. No consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body is required for the issue and sale of the Shares, the consummation of the transactions contemplated by this Agreement, except the registration of the Shares under the Act and such as may be required under state securities or blue sky laws in connection with the offer, sale and distribution of the Shares by the Underwriters.

               (x) Any real property and buildings which to the knowledge of such counsel are held under lease by the Company or any of its subsidiaries are held by the Company or such subsidiary under valid, subsisting and enforceable leases with such exceptions as are disclosed in the Prospectus or are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or such subsidiary.

               (xi) To such counsel's knowledge and other than as disclosed in or contemplated by the Prospectus, there is no litigation, arbitration, claim, proceeding (formal or informal) or investigation pending or threatened (or any basis therefor) in which the Company or any of its subsidiaries is a party or of which any of their respective properties or assets is the subject which, if determined adversely to the Company or any such subsidiary, would individually or in the aggregate have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries; and, to such counsel's knowledge, neither the Company nor any of its subsidiaries is in violation of, or in default with respect to, any statute, rule, regulation, order, judgment or decree, except as described in the Prospectus, nor is the Company or any subsidiary required to take any action in order to avoid any such violation or default.

               (xii) This Agreement has been duly authorized, executed and delivered by the Company.

               (xv) Each acquisition agreement relating to the acquisitions described in the Prospectus under the caption "The Company" has been duly authorized, executed and delivered by the Company and each of its subsidiaries or predecessors, as applicable, and each other party thereto and constitutes the valid and binding agreement of the Company and such predecessor or subsidiary enforceable against the Company and such predecessor or subsidiary in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles.

               (xvi) The Line of Credit has been duly authorized, executed and delivered by the Company and each of its subsidiaries which is a party thereto and constitutes the valid and binding agreement of the Company and each subsidiary enforceable against the Company and each such subsidiary in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles.

               (xvii) The Registration Statement, any Rule 462(b) Registration Statement and the Prospectus and each amendment or supplement thereto (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the rules and regulations thereunder. The descriptions in the Registration Statement and the Prospectus of statutes, legal and governmental proceedings or contracts and other documents are accurate and fairly present the information required to be shown; and such counsel do not know of any statutes or legal or governmental proceedings required to be described in the Registration Statement, any Rule 462(b) Registration Statement or Prospectus that are not described as required or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required.

               (xviii) Each of the Registration Statement and any Rule 462(b) Registration Statement is effective under the Act; any required filing of the Prospectus or any Term Sheet pursuant to Rule 424(b) or Rule 434, as applicable, has been made in the manner and within the time period required by Rule 424(b) or Rule 434, as applicable; and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement, respectively, or any part thereof has been issued and, to such counsel's knowledge, no proceedings for that purpose have been instituted or threatened or are contemplated by the Commission.

               (xix) The Company is not, and will not be as a result of the consummation of the transactions contemplated by this Agreement, an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940.

               (xx) If the Company elects to rely upon Rule 434, the Prospectus is not "materially different", as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time of its effectiveness or an effective post-effective amendment thereto (including such information that is permitted to be omitted pursuant to Rule 430A).

          Such counsel shall also state that, although such counsel has not independently verified the accuracy or completeness of the information in the Registration Statement and the Prospectus, they have participated in conferences with representatives of the Company and independent accountants, at which the contents of the Registration Statement and Prospectus were discussed at length, and although there is no assurance that all possible material information concerning the Company was disclosed at such conferences, they have no reason to believe that the Registration Statement, or any further amendment thereto made prior to such Time of Delivery, on its effective date and as of such Time of Delivery, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, or any amendment or supplement thereto made prior to such Time of Delivery, as of its issue date and as of such Time of Delivery, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that such counsel need express no belief regarding the financial statements and related schedules and other financial data contained in the Registration Statement, any amendment thereto, or the Prospectus, or any amendment or supplement thereto).

          In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deem proper, on certificates of responsible officers of the Company and its subsidiaries and public officials and, as to matters involving the application of laws of any jurisdiction other than the State of Georgia, the business corporation law of the State of Delaware or the United States, to the extent satisfactory in form and scope to counsel for the Underwriters, upon the opinion of local counsel satisfactory to the Underwriters, provided that such counsel states such counsel believes that the Underwriters are justified in relying upon such opinion and copies of such opinion are delivered to the Representatives and counsel for the Underwriters.

          References to the Registration Statement and the Prospectus in this paragraph (c) shall include any amendment or supplement thereto at the date of such opinion.

          (d) The Representatives shall have received an opinion, dated such Time of Delivery of Morris, Manning & Martin, L.L.P., counsel for the Selling Stockholders to the effect that:

               (i) To the knowledge of such counsel, each Selling Stockholder has full power (partnership, trust or other) to enter into this Agreement, the Custody Agreement and the Power of Attorney and to sell, assign, transfer and deliver to the Underwriters the Shares to be sold by such Selling Stockholder hereunder in accordance with the terms of this Agreement, and to perform his or its obligations under the Custody Agreement; to the knowledge of such counsel, the execution and delivery of this Agreement, the Custody Agreement and the Power of Attorney have been duly authorized by all necessary action (partnership, trust or other) of each Selling Stockholder; this Agreement, the Custody Agreement and the Power of Attorney have been executed and delivered by such Selling Stockholder; this Agreement and, assuming due authorization, execution and delivery by the Custodian, the Custody Agreement and the Power of Attorney, are the legal, valid, binding and enforceable instruments of such Selling Stockholder, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

               (ii) Assuming the due authorization, execution and delivery of each of the Power of Attorney and Custody Agreement by each Selling Stockholder and that such agreements have not been revoked, the delivery by such Selling Stockholder to the Underwriters of duly endorsed certificates for the Shares being sold hereunder by such Selling Stockholder against payment therefor as provided herein, will convey good and marketable title to such Shares to the several Underwriters, free and clear of any security interests, liens, encumbrances, equities, claims or other defects, provided that the Underwriters purchase such Shares in good faith and without any notice of any adverse claim within the meaning of the Uniform Commercial Code as in effect in the State of Georgia; and

               (iii) To the knowledge of such counsel, the sale of the Shares to the Underwriters by such Selling Stockholder pursuant to this Agreement, the compliance by such Selling Stockholder with the other provisions of this Agreement and the Custody Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as has been obtained, and except such as may be required for registration under state securities or blue sky laws (as to which such counsel expresses no opinion) or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under any indenture, mortgage, deed of trust, lease or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or any of such Selling Stockholder's properties are bound and which is known to such counsel, or any statute or any judgment, decree, order, rule or regulation known to such counsel of any court or other governmental authority or any arbitrator applicable to such Selling Stockholder.

          In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of the Selling Stockholders, responsible officers of the Company and public officials and, as to matters involving the application of laws of any jurisdiction other than the State of Georgia, the business corporation law of the State of Delaware or the United States, to the extent satisfactory in form and scope to counsel for the Underwriters, upon the opinion of local counsel satisfactory to the Underwriters, provided that such counsel states such counsel believes that the Underwriters are justified in relying upon such opinion and copies of such opinion are delivered to the Representatives and counsel for the Underwriters.

          References to the Registration Statement and the Prospectus in this paragraph (d) shall include any amendment or supplement thereto at the date of such opinion.

          (e) You shall have received from BDO Seidman, LLP and Deloitte & Touche LLP, as appropriate, letters dated, respectively, the date hereof (or, if the Registration Statement has been declared effective prior to the execution and delivery of this Agreement, dated such effective date and the date of this Agreement) and each Time of Delivery, in form and substance satisfactory to you, to the effect set forth in Annex I hereto. In the event that the letters referred to in the immediately preceding sentence set forth any changes, decreases or increases in the items specified in paragraph (iii) of Annex I, it shall be a further condition to the obligations of the Underwriters that (i) such letters shall be accompanied by a written explanation by the Company as to the significance thereof, unless the Representatives deem such explanation unnecessary, and (ii) such changes, decreases or increases do not, in your sole judgment, make it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at such Time of Delivery as contemplated by the Registration Statement, as amended as of the date of such letter. You shall have received from BDO Seidman, LLP and letters dated, respectively, the date hereof (or, if the Registration Statement has been declared effective prior to the execution and delivery of this Agreement, dated such effective date and the date of this Agreement) and each Time of Delivery, in form and substance satisfactory to you, to the effect set forth in Annex I hereto.

          (f) Since the date of the latest audited financial statements included in the Prospectus, none of the Company or any of the its subsidiaries shall have sustained (i) any loss or interference with their respective businesses from fire, explosion, flood, hurricane or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as disclosed in or contemplated by the Prospectus, or (ii) any change, or any development involving a prospective change (including without limitation a change in management or control of the Company), in or affecting the position (financial or otherwise), results of operations, net worth or business prospects of the Company and its subsidiaries, otherwise than as disclosed in or contemplated by the Prospectus, the effect of which, in either such case, is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at such Time of Delivery as contemplated by the Registration Statement, as amended as of the date hereof.

          (g) Subsequent to the date hereof there shall not have occurred any of the following: (i) any suspension or limitation in trading in securities generally on the Nasdaq Stock Market, or any setting of minimum prices for trading on such exchange, or in the Common Stock by the Commission or the Nasdaq Stock Market; (ii) a moratorium on commercial banking activities in New York declared by either federal or state authorities; or (iii) any outbreak or escalation of hostilities involving the United States, declaration by the United States of a national emergency or war or any other national or international calamity or emergency if the effect of any such event specified in this clause (iii) in your judgment makes it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at such Time of Delivery as contemplated by the Registration Statement, as amended as of the date hereof.

          (h) The Representatives shall have received a certificate, dated the Time of Delivery, of the principal executive officer and the principal financial or accounting officer of the Company to the effect that:

     (i) the representations and warranties of the Company in this Agreement are true and correct as if made on and as of the Time of Delivery; such officer has examined the Registration Statement and the Registration Statement, as amended as of the Time of Delivery, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented as of the Time of Delivery, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Time of Delivery;

     (ii) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement or the Prospectus or any amendment or supplement thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best of the Company's knowledge, are contemplated by the Commission; and

     (iii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company or any of its subsidiaries, except in each case as described in or contemplated by the Prospectus.

     (i) The Representatives shall have received a certificate from the Attorney-in-Fact on behalf of each Selling Stockholder, dated the Time of Delivery, to the effect that:

             (i)  the representations and warranties of such Selling
      Stockholder in this Agreement are true and correct as if made on and as of the Time of Delivery; and

             (ii) such Selling Stockholder has performed all covenants and agreements on its part to be performed or satisfied at or prior to the Time of Delivery;

     (j) The Representatives shall have received from each person who is a director or executive officer of the Company, or a Selling Stockholder, an agreement to the effect that such person will not, directly or indirectly, without the prior written consent of The Robinson-Humphrey Company, LLC, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of an option to purchase or other sale or disposition) of any shares of Common Stock or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock for a period of 90 days after the date of this Agreement (except with respect to certain Selling Stockholders who own 124,342 shares in the aggregate for which the period is 30 days from the date of the Prospectus);

     (k) On or before the Firm Closing Date, the Representatives and counsel for the Underwriters shall have received such further certificates, documents or other information as they may have reasonably requested from the Company; and

     (l) The Shares shall be listed on the Nasdaq Stock Market, subject to notice of issuance.

     All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Representatives and counsel for the Underwriters. The Company shall furnish to the Representatives such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representatives and counsel for the Underwriters shall reasonably request.

     The respective obligations of the several Underwriters to purchase and pay for any Option Shares shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Shares, except that all references to the Firm Shares and the First Time of Delivery shall be deemed to refer to such Option Shares and the related Subsequent Time of Delivery, respectively.

     8.   Indemnification and Contribution.

     (a) The Company agrees to indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement made by the Company in Section 1 of this Agreement; (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"); or (iii) the omission or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action;

provided, however, that the Company shall not be liable in any such case to the
--------  -------
extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you expressly for use therein; provided, further, however, that the Company shall not be
                 --------
liable to any Underwriter in respect of any Prospectus (which for the purposes of this Section 8(a), shall include any amendment or supplement thereto filed with the Commission pursuant to Rule 424(b)) to the extent that the Prospectus was not sent or given to the purchaser of the Shares in question at or prior to the time at which the written confirmation of the sale of such Shares was sent or given to such person, and the failure to deliver the Prospectus was not the result of the Company's non-compliance with its obligations under Sections 5(a)(ii) or 5(a)(vi) hereof. The Company will not, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding (or related cause of action or portion thereof) in respect of which indemnification may be sought hereunder (whether or not such Underwriter is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of such Underwriter from all liability arising out of such claim, action, suit or proceeding (or related cause of action or portion thereof).

     (b) Subject to subsection (g) of this Section, each Selling Stockholder agrees to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of Section 15 of the Act against any such losses, claims, damages or liabilities to which such Underwriter or any such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

        (i) any untrue statement or alleged untrue statement made by the such Selling Stockholder in Section 1 of this Agreement;

        (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto; or

        (iii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application or necessary to make the statements therein not misleading;

    provided, however, that the Selling Stockholders will not be liable to any
    --------  -------
    Underwriter or any person controlling such Underwriter with respect to any such untrue statement or omission made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Shares from such Underwriter but was not sent or given a copy of the Prospectus (as amended or supplemented) at or prior to the written confirmation of the sale of such Shares to such person in any case where such delivery of the Prospectus (as amended or supplemented) is required by the Act, unless such failure to deliver the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 5(a)(iv) or 5 (a)(vi) of this Agreement; and subject to the limitation set forth immediately preceding this clause, will reimburse, on a monthly basis, any legal or other expenses reasonably incurred by the Company, any such director, officer, such Underwriter or any such controlling person in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof; provided, further, however, that the Selling Stockholders
                     --------------------------
    will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue or omission or alleged omission made in such Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any application in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein; provided, further, however, that in the case of (i), (ii) and
              --------  -------  -------
    (iii) above for the Selling Stockholders, to the extent and only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder. This indemnity agreement will be in addition to any liability which the Selling Stockholders may otherwise have. The Selling Stockholders will not, without the prior written consent of the Underwriters purchasing greater than fifty percent of the Shares, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such Underwriter or any person who controls such Underwriter within the meaning of Section 15 of the Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of the Underwriters and each such controlling person from all liability arising out of such claim, action, suit or proceeding.

         (c) Each Underwriter, severally and not jointly, will indemnity and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, each Selling Stockholder and each person, it any, who controls the Company and each Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company, any such director, officer or controlling person or any such Selling Stockholder may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any application or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, on a monthly basis, any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person or such Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

          (d) Promptly after receipt by an indemnified party under subsection
    (a), (b) and (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party); provided, however, that if the
                                        --------  -------
    defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnified party shall have the right to select separate counsel to defend such action on behalf of such indemnified party. After such notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, which separate counsel shall be designated by the Representatives in the case of indemnity arising under paragraph (a) of this
    Section 8) or (ii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. Nothing in this Section 8(d) shall preclude an indemnified party from participating at its own expense in the defense of any such action so assumed by the indemnifying party.

          (e) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (f) The obligations of the Company and the Selling Stockholders under this Section 8 shall be in addition to any liability which the Company and the Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company, the Selling Stockholders and to each person, if any, who controls the Company, and the Selling Stockholders within the meaning of the Act.

          (g) The liability of each Selling Stockholder under the representations and warranties contained in Section 1 hereof and under the indemnity and contribution agreements contained in the provisions of this
    Section 8 shall be limited to an amount equal to the public offering price of the Securities sold by such Selling Stockholder to the Underwriters minus the amount of the underwriting discount paid thereon to the Underwriters by such Selling Stockholder. The Company and such Selling Stockholder may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

     9.   Default of Underwriters.

          (a) If any Underwriter defaults in its obligation to purchase Shares at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six (36) hours after such default by any Underwriter you do not arrange for the purchase of such Shares, the Company shall be entitled to a further period of thirty-six (36) hours within which to procure another party or other parties reasonably satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Shares, or the Company notifies you that it has so arranged for the purchase of such Shares, you or the Company shall have the right to postpone a Time of Delivery for a period of not more than seven days in order to effect whatever changes may thereby be made necessary in the Registration

    Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus that in your opinion may thereby be made necessary. The cost of preparing, printing and filing any such amendments shall be paid for by the Underwriters. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

          (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made, but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10.  Termination.

          (a) This Agreement may be terminated with respect to the Firm Shares or any Optional Shares in the sole discretion of the Representatives by notice to the Company given prior to the First Time of Delivery or any Subsequent Time of Delivery, respectively, in the event that (i) any condition to the obligations of the Underwriters set forth in Section 7 hereof has not been satisfied, or (ii) the Company shall have failed, refused or been unable to deliver the Shares or to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior to such Time of Delivery, in either case other than by reason of a default by any of the Underwriters. If this Agreement is terminated pursuant to this Section 10(a), the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including counsel fees and disbursements) that shall have been incurred by them in connection with the proposed purchase and sale of the Shares. Neither the Company nor the Selling Stockholders shall in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

          (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in Section 9(a), the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of Shares to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in Section 9(b) to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to a Subsequent Time of Delivery, the obligations of the Underwriters to purchase and of the Company and the Selling Stockholders to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     11. Survival. The respective indemnities, agreements, representations, warranties and other statements of the Company, its respective officers and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person referred to in Section 8(f) or the Company, or any officer or director or controlling person of the Company referred to in Section 8(f), and shall survive delivery of and payment for the Shares. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

     12. Notices. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be mailed, delivered or telegraphed and confirmed in writing to you in care of The Robinson-Humphrey Company, LLC, 3333 Peachtree Road, N.E., Atlanta, Georgia 30326, Attention: Corporate Finance Department (with a copy to King & Spalding, 191 Peachtree Street, Atlanta, Georgia 30303, Attention: John J. Kelley, III, and if sent to the Company or the Selling Stockholders, shall be mailed, delivered or telegraphed and confirmed in writing to the Company at 1765 The Exchange, Suite 450, Atlanta, Georgia 30339, Attention: Lance Cornell (with a copy to Morris, Manning & Martin, LLP, 1600 Atlanta Financial Center, 3343 Peachtree Road, Atlanta, Georgia 30326, Attention: Oby T. Brewer III).

     13. Representatives. You will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by you jointly or by The Robinson-Humphrey Company, LLC will be binding upon all the Underwriters.

     14. Binding Effect. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters and the Company and to the extent provided in Sections 8 and 10 hereof, the officers and directors and controlling persons referred to therein and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia without giving effect to any provisions regarding conflicts of laws.

     16. Counterparts. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us one of the counterparts hereof, and upon the acceptance hereof by The Robinson-Humphrey Company, LLC, on behalf of each of the Underwriters, this letter will constitute a binding agreement among the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in the Master Agreement among Underwriters, a copy of which shall be submitted to the Company for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

                                    Very truly yours,

                                    INFOCURE CORPORATION


                                    By:_________________________________________
                                          Name:
                                          Title:



The foregoing Agreement is hereby
confirmed and accepted as of the date
first written above at Atlanta, Georgia.

THE ROBINSON-HUMPHREY COMPANY, LLC
SG COWEN SECURITIES CORPORATION
SANDERS MORRIS MUNDY, INC.

By:  The Robinson-Humphrey Company, LLC


By:_____________________________________________________________________
       (Authorized Representative)

On behalf of each of the Underwriters

                                      -40-